Exhibit 10.2

EXECUTION COPY

CONTRIBUTION AGREEMENT

This CONTRIBUTION AGREEMENT (this “Agreement”) is made as of May 14, 2004, by and among DONALD W. WALLACE, ALLIANCE HOLDINGS, INC., PPM AMERICA SPECIAL INVESTMENTS FUND, L.P., LION CONNECTICUT HOLDINGS, INC. (as successor by merger to Reliastar Financial Corp.), PPM AMERICA SPECIAL INVESTMENTS CBO II, L.P., PB CAPITAL CORPORATION, and THE PROVIDENT BANK (each an “Existing Stockholder” and collectively the “Existing Stockholders”), RV ACQUISITION INC., a Delaware corporation (“Holdings”), and BRUCKMANN, ROSSER, SHERRILL & CO. II, L.P., a Delaware limited partnership (“BRS”).  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Stock Purchase Agreement (as defined below).

WHEREAS, Holdings and the Existing Stockholders are parties to that certain Stock Purchase Agreement dated as of April 27, 2004 (the “Stock Purchase Agreement”) pursuant to which Holdings has agreed to purchase substantially all of the capital stock of LD Holdings, Inc., a Delaware corporation (the “Company”), other than the Company Shares contributed hereunder, the Wallace Contributed Shares and the Note Shares transferred pursuant to the Wallace Note Agreement;

WHEREAS, pursuant to the terms and conditions of this Agreement, the Existing Stockholders desire to contribute certain of their shares of the Company in exchange for newly issued shares of Holdings; and

WHEREAS, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby are conditions precedent to the purchase by Holdings pursuant to the Stock Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the parties hereto agree as follows.

1.                                      Contribution to Holdings.

(a)                                  Contributions.  Each Existing Stockholder agrees to contribute and deliver to Holdings certificates representing the number of shares of Class A Preferred Stock, Class B Preferred Stock and Class A Common Stock (collectively, the “Company Shares”, and individually, a “Company Share”), as applicable, as specified for each such Existing Stockholder on Schedule 1 attached hereto, endorsed in blank or accompanied by duly executed assignment documents, and in exchange therefore, Holdings agrees to issue and deliver to each Existing Stockholder, as directed by the Existing Stockholders pursuant to the terms and conditions of the Agreement Among Sellers, certificates representing the number of shares of Series A Preferred Stock, par value $0.01 per share, of Holdings (the “Holdings Preferred”), as applicable, as specified for each such Existing Stockholder on Schedule 1 attached hereto.  Pursuant to the terms and conditions of Section 2.2(a) of the Stock Purchase Agreement, the Existing Stockholders hereby request Holdings to issue all of such shares of Holdings Preferred in the name of the Existing Stockholders as set forth on Schedule 1 and deliver such shares to the

Escrow Agent pursuant to the terms and conditions of the Escrow Agreement as security for the indemnification obligations of the Existing Stockholders set forth in Sections 11.3 and 11.4 of the Stock Purchase Agreement.

(b) Waiver.  Wallace hereby permanently and irrevocably waives his right to require Holdings to redeem his shares of Holdings Preferred under Article IV, Section C(3) of the Certificate of Incorporation of Holdings (the “Certificate of Incorporation”) in the event of an Organic Change (as such term is defined in the Certificate of Incorporation), except in the event of Wallace’s death, disability or mental incompetency as provided in Section 351(g)(2)(C)(i)(I) of the Internal Revenue Code of 1986, as amended.  Wallace, BRS and Holdings each hereby agrees that Wallace’s right to require Holdings to redeem his shares shall be deemed never to have existed except in the event of Wallace’s death, disability or mental incompetency as provided in Section 351(g)(2)(C)(i)(I) of the Internal Revenue Code of 1986, as amended.

2.                                      Additional Contribution by Wallace.

Additionally, contemporaneously with the contribution described in Section 1(a), Donald W. Wallace (“Wallace”) is agreeing to contribute and deliver to Holdings certificates representing the number of shares of Class A Common Stock specified in the Wallace Contribution Agreement, endorsed in blank or accompanied by duly executed assignment documents, and in exchange therefore, Holdings is agreeing to issue and deliver to Wallace certificates representing the number of shares of Holdings Preferred and the number of shares of Common Stock of Holdings, par value $0.01 per share (the “Holdings Common”), as specified in the Wallace Contribution Agreement, pursuant to the terms and conditions of the Wallace Contribution Agreement. The Holdings Common and Holdings Preferred are sometimes collectively referred to herein as the “Holdings Shares”.

3.                                      Purchase by BRS.  Contemporaneously with the contribution described in Section 1(a), BRS is agreeing to purchase from Holdings and Holdings is agreeing to issue to BRS 4,357,142.86 shares of the Holdings Common, and 32,242.85714 shares of Holdings Preferred pursuant to the terms and conditions of the BRS Subscription Agreement dated as of the date hereof.

4.                                      Tax Reporting.

The parties hereto intend that the transactions described in Section 1, Section 2 and Section 3 (collectively, the “Exchange”) be characterized in the aggregate as an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended, and agree not to take an inconsistent position on any return or other document filed with any tax authority except as may be required by law.

5.                                      Representations and Warranties.

(a)                                  Representations and Warranties of Holdings.  Holdings represents and warrants to the Company and each of the Existing Stockholders that its statements contained in this Section 5(a) are true and correct as of the date of this Agreement.

(i)                                     Organization of Holdings. Holdings is duly organized, validly existing, and in good standing under the laws of the State of Delaware.

(ii)                                  Authorization of Transaction and Holdings Shares.  Holdings has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  Holdings has authorized the issuance of the Holdings Preferred to the Existing Stockholders pursuant to Section 1.  This Agreement constitutes a valid and binding obligation of Holdings, enforceable in accordance with its terms and conditions.  Holdings, to the best of its knowledge, need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement, except for certain filings related to the issuance of Holdings Preferred pursuant to Section 1 necessary to comply with the Act (as defined below) and applicable state securities laws.

(iii)                               Noncontravention.  Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Holdings is subject or any provision of its charter or bylaws.

(iv)                              Capital Stock and Related Matters

The authorized capital stock of Holdings consists of 10,000,000 shares of Holdings Common and 100,000 shares of Preferred Stock, par value $0.01 per share, of which 57,000 shares are designated Holdings Preferred.  Immediately after the Exchange, all of the outstanding shares of Holdings Preferred shall be validly issued, fully paid and nonassessable.

(b)                                 Representations and Warranties of each Existing Stockholder.  Each Existing Stockholder, severally and not jointly, represents and warrants to the Company and Holdings, as to such Existing Stockholder, that the statements contained in this Section 5(b) are true and correct as of the date of this Agreement.

(i)                                     Authorization of Transaction.  This Agreement constitutes the valid and legally binding obligation of each Existing Stockholder, enforceable in accordance with its terms and conditions. Each Existing Stockholder, to the best knowledge of such Existing Stockholder, need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

(ii)                                  Noncontravention.  Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Existing Stockholder is subject.

(iii)                               Brokers’ Fees.  The Existing Stockholder has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Company or Holdings could become liable or obligated.

(iv)                              Investment.  The Existing Stockholder is acquiring the Holdings Preferred for the Existing Stockholder’s own account and is not acquiring the Holdings Preferred with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 as amended (the “Act”).  The Existing Stockholder is an “accredited investor” as defined under rule 501 promulgated under the Act.

(v)                                 Sophistication of Existing Stockholder.  The Existing Stockholder is sophisticated in financial matters, is able to evaluate the risks and benefits of the investment in the Holdings Preferred, and has determined that such investment in the Holdings Preferred is suitable for the Existing Stockholder, based upon the Existing Stockholder’s financial situation and needs, as well as the Existing Stockholder’s other securities holdings.

(vi)                              Economic Risk.  The Existing Stockholder is able to bear the economic risk of the Existing Stockholder’s investment in the Holdings Preferred for an indefinite period of time and the Existing Stockholder understands that the Holdings Preferred have not been registered under the Act, and cannot be sold unless subsequently registered under the Act or unless an exemption from such registration is available.  The Existing Stockholder acknowledges that each of the Holdings Preferred will be subject to the provisions of the Stockholders Agreement, dated as of the date hereof, as amended, by and among the Company and certain other parties thereto.

(vii)                           Information.  The Existing Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Holdings Preferred and has had full access to such other information concerning Holdings as the Existing Stockholder has requested.  The Existing Stockholder has reviewed, or has had an opportunity to review, the Holdings Certificate of Incorporation of Holdings.

6.                                      Post-Closing Covenants.  Holdings, the Company and the Existing Stockholders agree as follows with respect to the period following the consummation of the transactions described herein.

(a)                                  Further Assurances.  Each party to this Agreement will take such further action (including the execution and delivery of such further instruments and documents) as is reasonably necessary to carry out the purpose of this Agreement as any other party hereto may reasonably request, all at the sole cost and expense of such requesting party.

(b)                                 Legends.  Each Share of Holdings Preferred issued under this Agreement will be imprinted with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION

THEREUNDER.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, SET FORTH IN A STOCKHOLDERS AGREEMENT DATED AS OF MAY 14, 2004 BETWEEN THE ISSUER AND CERTAIN OTHER PARTIES THERETO.  A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE ISSUER’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.”

Furthermore, subject to the terms and conditions of Section 11.8(e) of the Stock Purchase Agreement, each share of Holdings Preferred issued under this agreement will be imprinted with the following legend for so long as the Sellers’ indemnification obligations are secured by the Holdings Preferred in accordance with Section 11.8(e):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SECURITY FOR CERTAIN INDEMNIFICATION OBLIGATIONS AS SET FORTH IN ARTICLE XI OF THAT CERTAIN STOCK PURCHASE AGREEMENT DATED APRIL 27, 2004 AMONG RV ACQUISITION INC., LD HOLDINGS, INC. AND CERTAIN OTHER PARTIES THERETO.  A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE ISSUER’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.”

The Company agrees to reissue any certificate(s) representing the Holdings Preferred without the immediately preceding legend upon the earlier to occur of (a) the expiration of the survival period set forth in Section 11.8(e) in accordance with such provision, or (b) the depletion of all of the Escrow Shares (as defined in the Escrow Agreement).

7.                                      Miscellaneous.

(a)                                  Press Releases and Public Announcements.  No party hereto shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of Holdings and BRS; provided, that any party hereto may make any public disclosure it believes in good faith is required by applicable law (in which case the disclosing party will use its reasonable best efforts to advise the other parties hereto prior to making the disclosure).

(b)                                 Succession and Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of Holdings, the Existing Stockholders and BRS.

(c)                                  Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

(d)                                 Headings.  The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(e)                                  Governing Law. All questions concerning the construction, validity, and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(f)                                    Amendments and Waivers.  This Agreement may be amended, or any provision of this Agreement may be waived upon a written approval, executed by the parties hereto.  No course of dealing between or among the parties hereto shall be deemed effective to modify, amend, or discharge any part of this Agreement or any rights or obligations of any such party or such holder under or by reason of this Agreement.

(g)                                 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(h)                                 Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.

(i)                                     WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTON OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER, OR REMEDY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS HEREUNDER OR IN CONNECTION WITH ANY AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  THE TERMS AND PROVISIONS OF THIS SECTION 7.1(i) CONSTITUTE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

(j)                                     SUBMISSION TO JURISDICTION.  EACH OF THE PARTIES SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN CHICAGO, ILLINOIS, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND AGREES NOT TO BRING ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY OTHER COURT.

EACH OF THE PARTIES WAIVES ANY DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. EACH PARTY AGREES THAT SERVICE OF SUMMONS AND COMPLAINT OR ANY OTHER PROCESS THAT MIGHT BE SERVED IN ANY ACTION OR PROCEEDING MAY BE MADE ON SUCH PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS OF THE PARTY AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN SECTION 13 OF THE STOCK PURCHASE AGREEMENT. NOTHING IN THIS SECTION 7.1(j), HOWEVER, SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.  EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING SO BROUGHT SHALL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

*     *     *     *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

RV ACQUISITION INC. a Delaware corporation

By:	/s/ Nicholas Sheppard
	Name:	Nicholas Sheppard
	Title:	Vice President

BRUCKMANN, ROSSER, SHERRILL & CO. II, L.P.

By:	BRS Partners, Limited Partnership
Its:	General Partner

By:	BRSE Associates, Inc.
Its:	General Partner

By:	/s/ Tom Baldwin
	Name:	Tom Baldwin
	Title:	Managing Director

ALLIANCE HOLDINGS, INC., a Pennsylvania corporation

By:	/s/ David B. Fenkell
Name:	David B. Fenkell
Title:	President

PPM AMERICA SPECIAL INVESTMENTS FUND, L.P.

By:	PPM America, Inc. as Attorney-in-Fact

By:	/s/ Stuart J. Lissner
Name:	Stuart J. Lissner
Title:	Managing Director

LION CONNECTICUT HOLDINGS, INC. as successor by merger to RELIASTAR FINANCIAL CORP.

(Signature Page to the Contribution Agreement)

By:	/s/ David S. Pendergrass
Name:	David S. Pendergrass
Title:	Vice President and Treasurer

PPM AMERICA SPECIAL INVESTMENTS CBO II, L.P.

By:	PPM America, Inc., as Attorney-in-Fact

By:	/s/ Stuart J. Lissner
Name:	Stuart J. Lissner
Title:	Managing Director

PB CAPITAL CORPORATION

By:	/s/ Christopher J. Ruzzi
Name:	Christopher J. Ruzzi
Title:	Vice President

PB CAPITAL CORPORATION

By:	/s/ Andrew Shippman
Name:	Andrew Shippman
Title:	Vice President

THE PROVIDENT BANK

By:	/s/ Christopher B. Gribble
Name:	Christopher B. Gribble
Title:	Vice President

LION CONNECTICUT HOLDINGS, INC. as successor by merger to RELIASTAR FINANCIAL CORP.

By:	/s/ David S. Pendergrass
Name:	David S. Pendergrass
Title:	Vice President and Treasurer

/s/ Donald W. Wallace
Donald W. Wallace

(Signature Page to the Contribution Agreement)

SCHEDULE 1

CONTRIBUTED SECURITIES

EXISTING STOCKHOLDER	CONTRIBUTED COMPANY SHARES	ISSUED HOLDINGS SHARES

PPM AMERICA SPECIAL INVESTMENTS FUND, L.P.	4,359,467.6412 shares of Class A Preferred Stock	0.000 shares of Holdings Preferred

LION CONNECTICUT HOLDINGS, INC. as successor by merger to RELIASTAR FINANCIAL CORP.	1,244,656.8445 shares of Class A Preferred Stock	0.000 shares of Holdings Preferred

PPM AMERICA SPECIAL INVESTMENTS CBO II, L.P.	5,123,261.6838 shares of Class A Preferred Stock	0.000 shares of Holdings Preferred

PB CAPITAL CORPORATION	777,910.5283 shares of Class A Preferred Stock	0.000 shares of Holdings Preferred

THE PROVIDENT BANK	777,910.5283 shares of Class A Preferred Stock	0.000 shares of Holdings Preferred

Subtotal:	12,283,207.2261 shares of Class A Preferred Stock	0.000 shares of Holdings Preferred

ALLIANCE HOLDINGS, INC.	1,600,409.8733 shares of Class B Preferred Stock	1,561.970 shares of Holdings Preferred

DONALD W. WALLACE	151,598.2704 shares of Class A Common Stock	18,438.030 shares of Holdings Preferred

Total:	N/A	20,000.000 shares of Holdings Preferred